Exhibit 10.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-1 (No.333-128028) of Ituran Location and Control Ltd. of our reports dated February 12, 2010 relating to the financial statements and management’s report of Ituran of Argentina S.A., on the effectiveness of the internal control over financial reporting, included in Ituran Location and Control Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2009. Gustavo R. Chesta (Partner) Estudio Urien & Asociados Buenos Aires, Argentina

Gustavo R. Chesta (Partner)
Estudio Urien & Asociados - Argentina
May 20, 2010